                    As filed with the Securities and Exchange
                           Commission on June 26, 2002

                            Registration No. 2-69308
                                    811-3097

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 38 [X]

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 38 [X]

                    SMITH BARNEY MANAGED MUNICIPALS FUND INC.
               (Exact name of Registrant as specified in Charter)


                   125 Broad Street, New York, New York 10004
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 890-7026
               Registrant's Telephone Number, including area code

       Christina T. Sydor, 300 First Stamford Place, Stamford, Connecticut
                                      06902
                     (Name and Address of Agent for Service)

                                   Continuous
                 (Approximate Date of Proposed Public Offering)

            It is proposed that this filing becomes effective (check
                                appropriate box):


         [ ] Immediately upon filing pursuant to paragraph b of Rule 485

            [X] on June 28, 2002 pursuant to paragraph b of Rule 485

              [ ] 60 days after filing pursuant to paragraph (a)(1)
                    [ ] on (date) pursuant to paragraph(a)(1)
              [ ] 75 days after filing pursuant to paragraph (a)(2)
                    [ ] on (date) pursuant to paragraph (a)(2)

                    If appropriate, check the following box:

              [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                  PROSPECTUS



      -------------------------------------------------

                                 SMITH BARNEY
                         MANAGED MUNICIPALS FUND INC.

      -------------------------------------------------

      Class A, B, L, Y and 1 Shares

      June 28, 2002




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney
Managed Municipals Fund Inc.

  Contents

               Investments, risks and performance...........  2

               More on the fund's investments...............  8

               Management...................................  9

               Choosing a class of shares to buy............ 10

               Comparing the fund's classes................. 11

               Sales charges................................ 12

               More about deferred sales charges............ 16

               Buying shares................................ 17

               Exchanging shares............................ 18

               Redeeming shares............................. 20

               Other things to know about share transactions 23

               Dividends, distributions and taxes........... 25

               Share price.................................. 26

               Financial highlights......................... 27


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks to maximize current interest income which is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital.

Principal investment strategies

Key investments As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes. Municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is excluded from gross income for federal income tax purposes. The fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase of from three to more than thirty years. The fund can invest up to 20% of its assets in below investment grade bonds or in unrated securities of equivalent quality (commonly known as "junk bonds"). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, of comparable quality.


Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

[_]Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
[_]Measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security's maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk
[_]May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
[_]Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Smith Barney Managed Municipals Fund Inc.

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_]Interest rates rise, causing the value of the fund's portfolio to decline
[_]The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded [_]Municipal securities fall out of favor with investors
[_]Unfavorable legislation affects the tax-exempt status of municipal bonds
[_]The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

It is possible that some of the fund's income distributions may be, and distributions of the fund's gains generally will be, subject to federal taxation. The fund may realize taxable gains on the sale of its securities or on transactions in derivatives. Some of the fund's income may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains will generally be subject to state and local income and franchise taxes.

Who may want to invest The fund may be an appropriate investment if you:

[_]Are a taxpayer in a high federal tax bracket seeking income exempt from federal taxation
[_]Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
[_]Are willing to accept the risks of municipal securities


                                                      Smith Barney Mutual Funds

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B, L, Y and 1 shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                         Total Return: Class A Shares

                                    [CHART]




1992    1993    1994     1995    1996   1997     1998   1999     2000    2001
-----  ------  -------  ------   -----  ------   -----  -------  ------  -----
9.40%  15.91%  (4.49)%  20.27%   5.61%  10.89%   4.58%  (7.17)%  15.54%  3.66%

                        Calendar years ended December 31

Quarterly returns:
Highest: 9.75% in 1st quarter 1995; Lowest: (3.53)% in 1st quarter 1994

Year to date: 0.97% through 3/31/02


Smith Barney Managed Municipals Fund Inc.

Risk return table


This table compares the before and after tax average annual total return of the fund for the periods shown with that of the Lehman Brothers Municipal Bond Index (the "Lehman Index"), a broad-based unmanaged index of municipal bonds and the Lipper General Muni Debt Funds Average (the "Lipper Average"), an average composed of the fund's peer group of mutual funds. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class A and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.



                         Average Annual Total Returns


                     Calendar Year Ended December 31, 2001



                                                               Since   Inception
Class A                             1 year  5 years 10 years Inception   Date
Return Before Taxes                 (0.50)%  4.36%    6.65%     N/A      3/4/81
Return After Taxes on Distributions (0.50)%  4.13%    6.08%     N/A
Return After Taxes on
Distributions and Sale of Fund
Shares                               1.57%   4.38%    6.18%     N/A
Other Classes (Return Before Taxes Only)
Class B                             (1.34)%  4.52%     N/A     6.57%    11/6/92
Class L                              1.04%   4.42%     N/A     6.93%    11/9/94
Class Y                              3.84%   5.44%     N/A     6.23%    4/4/95
Class 1                             (1.36)%   N/A      N/A     2.44%    9/12/00
Lehman Index                         5.13%   5.98%    6.63%     N/A        *
Lipper Average                       3.90%   4.78%    5.87%     N/A        *


 * Index comparison begins on December 31, 1991. Index performance reflects no deduction for fees, expenses or taxes.

                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees


(fees paid directly from your
investment)                          Class A Class B Class L Class Y Class 1
Maximum sales charge (load)
imposed on purchases (as a
% of offering price)                  4.00%    None   1.00%   None    4.75%
Maximum deferred sales charge (load)
(as a % of the lower of net asset
value at purchase or redemption)      None*   4.50%   1.00%   None     None


                        Annual fund operating expenses


(expenses deducted from fund
assets)                      Class A Class B Class L Class Y Class 1
  Management fees             0.48%   0.48%   0.48%   0.48%   0.48%
  Distribution and service
  (12b-1) fees                0.15%   0.65%   0.70%    None    None
  Other expenses              0.05%   0.07%   0.06%   0.02%   0.30%
                              -----   -----   -----   -----   -----
  Total annual fund
  operating expenses          0.68%   1.20%   1.24%   0.50%   0.78%

                              =====   =====   =====   =====   =====


 *You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Smith Barney Managed Municipals Fund Inc.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_]You invest $10,000 in the fund for the period shown
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends without a sales charge
[_]The fund's operating expenses remain the same

                      Number of years you own your shares


                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $467   $609    $764    $1,213
Class B (redemption at end of period)  $572   $681    $760    $1,310
Class B (no redemption)                $122   $381    $660    $1,310
Class L (redemption at end of period)  $325   $489    $774    $1,585
Class L (no redemption)                $225   $489    $774    $1,585
Class Y (with or without redemption)   $ 51   $160    $280    $  628
Class 1 (with or without redemption)   $551   $712    $888    $1,395



                                                      Smith Barney Mutual Funds

  More on the fund's investments


Municipal securities Municipal securities are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The interest on these bonds is exempt from regular federal income taxes. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes, and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value.


Below investment grade securities Below investment grade securities, also known as "junk bonds", are considered speculative with respect to the issuer's ability to pay interest and principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and these securities are less liquid than investment grade debt securities.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

[_]To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
[_]As a substitute for buying or selling securities

[_]As a cash flow management technique



A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more secu-
 rities. Even a small investment in derivatives can have a big impact on a fund's interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivatives present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.



Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


Smith Barney Managed Municipals Fund

  Management


Manager The fund's investment adviser and administrator is Smith Barney Fund Management LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Joseph P. Deane, investment officer of the manager and senior vice president and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since November 1988. Mr. Deane has 32 years of securities business experience.



Management fees During the fiscal year ended February 28, 2002, the manager received an advisory fee and an administrative fee equal to 0.31% and 0.17%, respectively, of the fund's average daily net assets.


Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb (formerly known as Citi Fiduciary Trust Company) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents perform certain functions including shareholder record keeping and accounting services.

                                                      Smith Barney Mutual Funds

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. In addition, you can buy additional Class 1 shares if you are a Class 1 shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[_]If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
[_]For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
[_]Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

[_]A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent") [_]The fund, but only if you are investing through certain Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                 Initial          Additional
                                           Classes
                                        A, B, L and 1   Class Y   All Classes
  General                                  $1,000     $15 million     $50
  Monthly Systematic Investment Plans       $25           n/a         $25
  Quarterly Systematic Investment Plans     $50           n/a         $50
  Uniform Gift to Minor Accounts            $250      $15 million     $50

Smith Barney Managed Municipals Fund Inc.

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


                  Class A        Class B        Class L        Class Y         Class 1

Key           .Initial sales  .No initial    .Initial sales .No initial or .Only avail-
features       charge          sales charge   charge is      deferred       able to
              .You may        .Deferred       lower than     sales charge   eligible
               qualify for     sales charge   Class A       .Must invest    Class 1
               reduction       declines      .Deferred       at least $15   shareholders
               or waiver of    over time      sales charge   million       .Higher ini-
               initial sales  .Converts to    for only      .Lower          tial sales
               charge          Class A af-    1 year         annual         charge
              .Lower           ter 8 years   .Does not       expenses      .Lower
               annual         .Higher         convert to     than the       annual ex-
               expenses        annual         Class A        other          penses than
               than Class B    expenses      .Higher         classes        Class A, B
               and Class L     than           annual                        and L
                               Class A        expenses
                                              than Class A
-------------------------------------------------------------------------------------------
Initial sales Up to 4.00%;    None           1.00%          None           Up to 4.75%
charge        reduced for                                                  reduced for
              large                                                        large
              purchases and                                                purchases
              waived for
              certain
              investors. No
              charge for
              purchases of
              $500,000 or
              more
-------------------------------------------------------------------------------------------
Deferred      1.00% on        Up to 4.50%    1.00% if you   None           None
sales         purchases of    charged when   redeem
charge        $500,000 or     you redeem     within 1 year
              more if you     shares. The    of purchase
              redeem within   charge is
              1 year of       reduced over
              purchase        time and
                              there is no
                              deferred sales
                              charge after 6
                              years
-------------------------------------------------------------------------------------------
Annual        0.15% of        0.65% of       0.70% of       None           None
distribution  average daily   average daily  average daily
and service   net assets      net assets     net assets
fees
-------------------------------------------------------------------------------------------
Exchange      Class A shares  Class B shares Class L shares Class Y shares Class 1 Shares
privilege*    of most Smith   of most Smith  of most Smith  of most Smith  of Smith
              Barney funds    Barney funds   Barney funds   Barney funds   Barney funds
                                                                           that offer Class
                                                                           1 shares and
                                                                           Class A shares
                                                                           of certain
                                                                           other Smith
                                                                           Barney mutual
                                                                           funds

--------------------------------------------------------------------------------
*Ask your Service Agent for the Smith Barney funds available for exchange.

                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions which Service Agents that sell shares of the fund receive. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.



                                                       Broker/Dealer
                                Sales Charge as a % of   Commission
                                Offering   Net amount     as % of
Amount of purchase              price (%) invested (%) Offering Price
Less than $25,000                 4.00        4.17          3.60
$25,000 but less than $50,000     3.50        3.63          3.15
$50,000 but less than $100,000    3.00        3.09          2.70
$100,000 but less than $250,000   2.50        2.56          2.25
$250,000 but less than $500,000   1.50        1.52          1.35
$500,000 or more                   -0-         -0-           -0-


Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Smith Barney Managed Municipals Fund Inc.

  Accumulation privilege - lets you combine the current value of Class A shares owned


[_] by you, or
[_] by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


  Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.


Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]Employees of NASD members
[_]Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[_]Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

                                                      Smith Barney Mutual Funds

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


           Year after purchase   1st  2nd 3rd 4th 5th 6th through 8th
           Deferred sales charge 4.5% 4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares they are servicing.

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

    Shares issued:             Shares issued:         Shares issued:
    At initial                 On reinvestment of     Upon exchange from
    purchase                   dividends and          another Smith Barney
                               distributions          fund
    Eight years after the date In same proportion     On the date the shares
    of purchase                as the number of       originally acquired
                               Class B shares         would have converted
                               converting is to total into Class A shares
                               Class B shares you
                               own (excluding
                               shares issued as a
                               dividend)

Smith Barney Managed Municipals Fund Inc.

Class 1 sales charge

Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on a fund's distributions or dividends that you reinvest in additional Class 1 shares.


You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.


                                                               Broker/Dealer
                                       Sales Charge as a % of   Commission
                                       Offering   Net amount     as a % of
   Amount of investment                price (%) invested (%) Offering Price*
   Less than $100,000                    4.75        4.99          4.25
   $100,000 but less than $250,000       3.75        3.90          3.25
   $250,000 but less than $500,000       3.00        3.09          2.50
   $500,000 but less than $1,000,000     2.00        2.04          1.60
   $1,000,000 but less than $2,500,000   1.00        1.01          0.75
   $2,500,000 but less than $5,000,000   0.50        0.50          0.40
   $5,000,000 or more                    0.25        0.25          0.20


Class L shares (available through certain Service Agents)

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2003.



Service Agents selling Class L shares receive commissions of up to 1.75% of the purchase price of the Class L shares they sell. Starting with the thirteenth month, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class L shares serviced by them.


Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.



                                                      Smith Barney Mutual Funds

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

.. Shares exchanged for shares of another Smith Barney fund
.. Shares representing reinvested distributions and dividends
.. Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

.. On payments made through certain systematic withdrawal plans
.. For involuntary redemptions of small account balances
.. For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

16


Smith Barney Managed Municipals Fund Inc.

  Buying shares


       Through a You should contact your Service Agent to open a bro-
   Service Agent kerage account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected:

                 [_]Class of shares being bought
                 [_]Dollar amount or number of shares being bought

                 Your Service Agent may charge an annual account
                 maintenance fee.
-------------------------------------------------------------------------------
Through the fund Certain other investors who are clients of certain Ser vice Agents are eligible to buy shares directly from the
                 fund.

                 [_]Write the fund at the following address:
                     Smith Barney Managed Municipals Fund Inc.
                     (Specify class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699
                 [_]Enclose a check made payable to the fund to pay for
                    the shares. For initial purchases, complete and send
                    an account application.
                 [_]For more information, please call Smith Barney
                    Shareholder Services at 1-800-451-2010.
-------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                 age account opened with a Service Agent or (iii) cer-
                 tain money market funds, in order to buy shares on a
                 regular basis.

                 [_]Amounts transferred should be at least: $25 monthly
                    or $50 quarterly
                 [_]If you do not have sufficient funds in your account
                    on a transfer date, your Service Agent or the appli-cable sub-transfer agent may charge you a fee

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.

                                                      Smith Barney Mutual Funds

  Exchanging shares


 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund you are exchang-
       help meet the ing into. An exchange is a taxable transaction.
    varying needs of
      both large and [_] You may exchange shares only for shares of the
     small investors     same class of another Smith Barney fund. Class 1
                         shares may also be exchanged for Class A shares of
                         certain Smith Barney Mutual Funds. Not all Smith
                         Barney funds offer all classes.
                     [_] Not all Smith Barney funds may be offered in your
                         state of residence. Contact your Service Agent or the
                         transfer agent for further information.
                     [_] Exchanges of Class A, Class B, Class L and Class 1
                         shares are subject to minimum investment
                         requirements (except for systematic investment plan
                         exchanges) and all shares are subject to the other
                         requirements of the fund into which exchanges are
                         made.
                     [_] If you hold share certificates, the applicable transfer agent must receive the certificates endorsed for
                         transfer or with signed stock powers (documents
                         transferring ownership of certificates) before the
                         exchange is effective.
                     [_] The fund may suspend or terminate your exchange
                         privilege if you engage in an excessive pattern of
                         exchanges.
----------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be
                     measured from the date of your original purchase of
                     shares subject to a deferred sales charge. If the fund
                     you exchange into has a higher deferred sales charge,
                     you will be subject to that charge. If you exchange at
                     any time into a fund with a lower charge, the sales
                     charge will not be reduced.


Smith Barney Managed Municipals Fund Inc.

     By telephone If you do not have a brokerage account with a Service
                  Agent you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                  Stock Exchange is open. For clients of a PFS Invest-ments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other share-holders should call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).
                  Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                  You can make telephone exchanges only between
                  accounts that have identical registrations.
     ---------------------------------------------------------------------
          By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following pages.

                                                      Smith Barney Mutual Funds

  Redeeming shares


Generally Contact your Service Agent to redeem shares of the fund.

          If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

          If the shares are held by a fiduciary or corporation, other documents may be required.

          Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

          If you have a brokerage account with a Service Agent,
          your redemption proceeds will be placed in your
          account and not reinvested without your specific
          instruction. In other cases, unless you direct otherwise,
          your redemption proceeds will be paid by check mailed
          to your address of record.
-------------------------------------------------------------------
  By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

          For clients of a PFS Investments Inc. Registered Repre-sentative, write Primerica Shareholder Services at the following address:

              Primerica Shareholder Services
              P.O. Box 9662
              Providence, RI 02940-9662


Smith Barney Managed Municipals Fund Inc.

                     For all other investors, send your request to PFPC
                     Global Fund Services at the following address:

                         Smith Barney Managed Municipals Fund Inc.
                         (Specify class of shares)
                         c/o PFPC Global Fund Services
                         P.O. Box 9699
                         Providence, RI 02940-9699

                     Your written request must provide the following:

                     [_]The fund name and account number
                     [_]The class of shares and the dollar amount or
                        number of shares to be redeemed
                     [_]Signatures of each owner exactly as the account is
                        registered
    ------------------------------------------------------------------------
        By telephone If you do not have a brokerage account with a Service
                     Agent, you may be eligible to redeem shares in
                     amounts up to $50,000 per day through the fund. You
                     must complete an authorization form to authorize
                     telephone redemptions. If eligible, you may request
                     redemptions by telephone on any day the New York
                     Stock Exchange is open. For clients of PFS Investments
                     Inc. Registered Representatives, call Primerica Share-
                     holder Services at 1-800-544-5445 between 8:00 a.m.
                     and 8:00 p.m. (Eastern time). All other shareholders
                     should call the transfer agent at 1-800-451-2010 be-
                     tween 9:00 a.m. and 4:00 p.m. (Eastern time). Requests
                     received after the close of regular trading on the Ex-
                     change are priced at the net asset value next
                     determined.

                     Your redemption proceeds can be sent by check to your
                     address of record or by wire or electronic transfer
                     (ACH) to a bank account designated on your authoriza
                     tion form. You must submit a new authorization form to
                     change the bank account designated to receive wire or
                     electronic transfers and you may be asked to provide
                     certain other documents. The sub-transfer agents may
                     charge a fee on a wire or an electronic transfer (ACH).
    ------------------------------------------------------------------------
      Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                     To qualify you must own shares of the fund with a

                                                      Smith Barney Mutual Funds
         value of at least $10,000 and each automatic re-demption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed
         1% per month of the value of your shares subject to a deferred sales charge.

         The following conditions apply:

         [_]Your shares must not be represented by certificates
         [_]All dividends and distributions must be reinvested

         For more information, contact your Service Agent or consult the SAI.

22


Smith Barney Managed Municipals Fund

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[_]Name of the fund
[_]Account number
[_]Class of shares being bought, exchanged or redeemed
[_]Dollar amount or number of shares being bought, exchanged or redeemed
[_]Signature of each owner exactly as the account is registered


The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for your account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are redeeming over $50,000

[_]Are sending signed share certificates or stock powers to the applicable sub-transfer agent


[_]Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account

[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts
[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions

                                                                             23


                                                      Smith Barney Mutual Funds

[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities




Small account balances/Mandatory redemptions If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to the minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.



The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.



For more information, contact the Service Agent, the transfer agent or consult the SAI.



Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.



Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.



Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts.


Smith Barney Managed Municipals Fund Inc.

  Dividends, distributions and taxes


Dividends The fund pays dividends each month from its net investment income. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss; long-
                                      term only if shares owned more
                                      than one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Excluded from gross income if
                                      from interest on tax-exempt
                                      securities, otherwise ordinary
                                      income


Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


                                                                             25


                                                      Smith Barney Mutual Funds

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

Generally, the fund's investments are valued by an independent pricing service. If market quotations or a valuation from the pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the Exchange or market on which the security is principally traded, that security may be valued by another method that the fund's board believes accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. A security's valuation may differ depending on the method used for determining value.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.

26


Smith Barney Managed Municipals Fund Inc.

  Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

  For a Class A share of capital stock outstanding throughout each year ended February 28, except where noted:


                                         2002/(1)/ 2001/(1)/ 2000/(1)(2)/ 1999/(1)/  1998
-------------------------------------------------------------------------------------------
Net asset value, beginning of year        $15.52    $14.16     $15.93      $16.19   $15.61
-------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(3)/                 0.75      0.77       0.75        0.74     0.79
 Net realized and unrealized gain (loss)    0.20      1.35      (1.79)      (0.10)    1.06
-------------------------------------------------------------------------------------------
Total income (loss) from operations         0.95      2.12      (1.04)       0.64     1.85
-------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.75)    (0.76)     (0.73)      (0.74)   (0.79)
 Excess of net investment income           (0.01)       --         --       (0.05)      --
 Net realized gains                           --        --         --       (0.11)   (0.48)
-------------------------------------------------------------------------------------------
Total distributions                        (0.76)    (0.76)     (0.73)      (0.90)   (1.27)
-------------------------------------------------------------------------------------------
Net asset value, end of year              $15.71    $15.52     $14.16      $15.93   $16.19
-------------------------------------------------------------------------------------------
Total return                                6.29%    15.33%     (6.62)%      4.07%   12.30%
-------------------------------------------------------------------------------------------
Net assets, end of year (millions)        $2,070    $2,008     $1,778      $2,476   $2,367
-------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   0.68%     0.68%      0.68%       0.67%    0.68%
 Net investment income/(3)/                 4.79      5.15       5.02        4.63     4.98
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       84%       56%        55%         45%     110%
-------------------------------------------------------------------------------------------





(1)Per share amounts have been calculated using the monthly average shares method.


(2)For the year ended February 29, 2000.


(3)In November 2000, the American Institute for Certified Public Accountants ("AICPA") issued the revised Audit and Accounting Guide for Investment Companies ("Guide"), which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended February 28, 2002, the change to net investment income and the ratio of net investment income to average net assets was less than $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

                                                      Smith Barney Mutual Funds

  For a Class B share of capital stock outstanding throughout each year ended February 28, except where noted:


                                         2002/(1)/ 2001/(1)/ 2000/(1)(2)/ 1999/(1)/  1998
Net asset value, beginning of year        $15.53    $14.16     $15.92      $16.19   $15.60
-------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(3)/                 0.66      0.69       0.68        0.66     0.72
 Net realized and unrealized gain (loss)    0.21      1.36      (1.79)      (0.11)    1.06
-------------------------------------------------------------------------------------------
Total income (loss) from operations         0.87      2.05      (1.11)       0.55     1.78
-------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.67)    (0.68)     (0.65)      (0.66)   (0.71)
 Excess of net investment income           (0.01)       --         --       (0.05)      --
 Net realized gains                           --        --         --       (0.11)   (0.48)
-------------------------------------------------------------------------------------------
Total distributions                        (0.68)    (0.68)     (0.65)      (0.82)   (1.19)
-------------------------------------------------------------------------------------------
Net asset value, end of year              $15.72    $15.53     $14.16      $15.92   $16.19
-------------------------------------------------------------------------------------------
Total return                                5.72%    14.75%     (7.08)%      3.48%   11.81%
-------------------------------------------------------------------------------------------
Net assets, end of year (millions)          $685    $  801     $  850      $1,206   $1,125
-------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   1.20%     1.20%      1.21%       1.19%    1.20%
 Net investment income/(3)/                 4.25      4.63       4.50        4.11     4.46
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       84%       56%        55%         45%     110%
-------------------------------------------------------------------------------------------





/(1)/Per share amounts have been calculated using the monthly average shares method.


/(2)/For the year ended February 29, 2000.


/(3)/In November 2000, the American Institute for Certified Public Accountants
     ("AICPA") issued the revised Audit and Accounting Guide for Investment Companies ("Guide"), which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended February 28, 2002, the ratio of net investment income to average net assets would have been 4.24%. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. The impact of this change to net investment income was less than $0.01 per share.




Smith Barney Managed Municipals Fund Inc.

  For a Class L share of capital stock outstanding throughout each year ended February 28, except where noted:


                                    2002/(1)/ 2001/(1)/ 2000/(1)(2)/ 1999/(1)(3)/ 1998/(1)(3)/
----------------------------------------------------------------------------------------------
Net asset value, beginning of year  $  15.52  $  14.15   $  15.92     $  16.18     $  15.60
----------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(4)/             0.66      0.68       0.67         0.65         0.70
 Net realized and unrealized
  gain (loss)                           0.20      1.36      (1.80)       (0.10)        1.06
----------------------------------------------------------------------------------------------
Total income (loss) from operations     0.86      2.04      (1.13)        0.55         1.76
----------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                 (0.66)    (0.67)     (0.64)       (0.65)       (0.70)
 Excess of net investment income       (0.01)       --         --        (0.05)          --
 Net realized gains                       --        --         --        (0.11)       (0.48)
----------------------------------------------------------------------------------------------
Total distributions                    (0.67)    (0.67)     (0.64)       (0.81)       (1.18)
----------------------------------------------------------------------------------------------
Net asset value, end of year        $  15.71  $  15.52   $  14.15     $  15.92     $  16.18
----------------------------------------------------------------------------------------------
Total return                            5.68%    14.72%     (7.19)%       3.49%       11.69%
----------------------------------------------------------------------------------------------
Net assets, end of year (000)'s     $184,106  $162,129   $141,570     $183,578     $126,766
----------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                               1.24%     1.25%      1.25%        1.24%        1.25%
 Net investment income/(4)/             4.22      4.58       4.46         4.06         4.38
----------------------------------------------------------------------------------------------
Portfolio turnover rate                   84%       56%        55%          45%         110%
----------------------------------------------------------------------------------------------





/(1)/Per share amounts have been calculated using the monthly average shares method.


/(2)/For the year ended February 29, 2000.


/(3)/On June 12, 1998, Class C shares were renamed Class L shares.


/(4)/In November 2000, the American Institute for Certified Public Accountants
     ("AICPA") issued the revised Audit and Accounting Guide for Investment Companies ("Guide"), which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended February 28, 2002, the change to net investment income and the ratio of net investment income to average net assets was less than $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

                                                      Smith Barney Mutual Funds

  For a Class Y share of capital stock outstanding throughout each year ended February 28, except where noted:


                                    2002/(1)/ 2001/(1)/ 2000/(1)(2)/ 1999/(1)/ 1998/(1)/
----------------------------------------------------------------------------------------
Net asset value, beginning of year   $ 15.54  $ 14.18     $ 15.95    $ 16.19   $ 15.60
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(3)/             0.77     0.79        0.79       0.73      0.82
 Net realized and unrealized gain
  (loss)                                0.21     1.36       (1.80)     (0.04)     1.07
----------------------------------------------------------------------------------------
Total income (loss) from operations     0.98     2.15       (1.01)      0.69      1.89
----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                 (0.78)   (0.79)      (0.76)     (0.76)    (0.82)
 Excess of net investment income       (0.01)      --          --      (0.06)       --
 Net realized gains                 --             --          --      (0.11)    (0.48)
----------------------------------------------------------------------------------------
Total distributions                    (0.79)   (0.79)      (0.76)     (0.93)    (1.30)
----------------------------------------------------------------------------------------
Net asset value, end of year         $ 15.73  $ 15.54     $ 14.18    $ 15.95   $ 16.19
----------------------------------------------------------------------------------------
Total return                            6.47%   15.52%      (6.44)%     4.39%    12.56%
----------------------------------------------------------------------------------------
Net assets, end of year (000)'s      $33,310  $27,313     $38,110    $11,626   $11,893
----------------------------------------------------------------------------------------
Ratio to average net assets:
 Expenses                               0.50%    0.50%       0.51%      0.50%     0.52%
 Net investment income/(3)/             4.92     5.33        5.27       4.84      5.06
----------------------------------------------------------------------------------------
Portfolio turnover rate                   84%      56%         55%        45%      110%
----------------------------------------------------------------------------------------





/(1)/Per share amounts have been calculated using the monthly average shares method.


/(2)/For the year ended February 29, 2000.


/(3)/In November 2000, the American Institute for Certified Public Accountants
     ("AICPA") issued the revised Audit and Accounting Guide for Investment Companies ("Guide"), which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended February 28, 2002, the change to net investment income and the ratio of net investment income to average net assets was less than $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.


Smith Barney Managed Municipals Fund Inc.

  For a Class 1 share of capital stock outstanding throughout the year ended February 28:


                                              2002/(1)/ 2001/(1)(2)/
           ---------------------------------------------------------
           Net Asset Value, Beginning of Year $ 15.52     $ 15.10
           ---------------------------------------------------------
           Income From Operations:
            Net investment income/(3)/           0.73        0.39
            Net realized and unrealized gain     0.20        0.42
           ---------------------------------------------------------
           Total Income From Operations          0.93        0.81
           ---------------------------------------------------------
           Less Distributions From:
            Net investment income               (0.76)      (0.39)
            Excess of net investment income     (0.01)
           ---------------------------------------------------------
           Total Distributions                  (0.77)      (0.39)
           ---------------------------------------------------------
           Net Asset Value, End of Year       $ 15.68     $ 15.52
           ---------------------------------------------------------
           Total Return                          6.17%       5.42%++
           ---------------------------------------------------------
           Net Assets, End of Year (000)'s    $62,001     $64,338
           ---------------------------------------------------------
           Ratios to Average Net Assets:
            Expenses                             0.78%       0.53%+
            Net investment income/(3)/           4.69        5.11+
           ---------------------------------------------------------
           Portfolio Turnover Rate                 84%         56%
           ---------------------------------------------------------





/(1)/Per share amounts have been calculated using the monthly average shares method.


/(2)/For the period from September 12, 2000 (inception date) to February 28,
     2001.


/(3)/In November 2000, the American Institute for Certified Public Accountants
     ("AICPA") issued the revised Audit and Accounting Guide for Investment Companies ("Guide"), which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended February 28, 2002, the ratio of net investment income to average net assets would have been 4.68%. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. The impact of this change to net investment income was less than $0.01 per share.


++Total return is not annualized, as it may not be representative of the total return for the year.


+Annualized.


                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/SM/

Smith Barney Managed Municipals Fund Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Travelers Bank & Trust, fsb at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, 39th floor New York, New York 10004.



Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed./SM/ is a service mark of Salomon Smith Barney Inc.


(Investment Company Act
file no. 811-03097)

FD0261 6/02

                                 June 28, 2002




                      STATEMENT OF ADDITIONAL INFORMATION

                   SMITH BARNEY MANAGED MUNICIPALS FUND INC.
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010


   This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the Prospectus of the Smith Barney Managed Municipals Fund Inc. (the "fund") dated June 28, 2002, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney, Inc. ("SSB") Financial Consultant, a registered representative of PFS Distributors, Inc., ("PFS Distributors"), a broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above.


                               TABLE OF CONTENTS


Investment Objective and Management Policies...............................  2
Investment Restrictions....................................................  8
Risk Factors and Special Considerations Relating to Municipal Securities...  9
Portfolio Transactions..................................................... 13
Portfolio Turnover......................................................... 13
Directors and Executive Officers of the Fund............................... 14
Investment Management and Other Services................................... 18
Purchase of Shares......................................................... 24
PFS Investment Accounts.................................................... 29
Determination of Net Asset Value........................................... 30
Valuation of Shares........................................................ 31
Redemption of Shares....................................................... 32
Exchange Privilege......................................................... 35
Performance Data........................................................... 36
Dividends, Distributions and Taxes......................................... 40
Additional Information..................................................... 44
Financial Statements....................................................... 45
Other Information.......................................................... 45
Appendix A................................................................. 46

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


   The prospectus discusses the fund's investment objective and the policies it employs to achieve its objective. The following discussion supplements the description of the fund's investment objective and management policies in the prospectus. For purposes of this SAI, intermediate- and long-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, or multistate agencies or authorities, are collectively referred to as "Municipal Bonds." Smith Barney Fund Management LLC ("SBFM") serves as investment manager and administrator to the fund.



   As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes), in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes. This policy may not change without shareholder approval. The fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax ("AMT") as part of the 80% of the fund's assets that must be invested in municipal securities. For temporary defensive purposes, the fund may invest without limit in "Temporary Investments" as described below.


Diversified Classification

   The fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"). In order to be classified as a diversified investment company under the 1940 Act, the fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) or own more than 10% of the outstanding voting securities of any one issuer. For the purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Bonds depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

Use of Ratings as Investment Criteria

   In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") and other nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities.

   These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund's achievement of its investment objective may be more dependent on the manager's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The Appendix contains further information concerning the ratings of Moody's and S&P and their significance.

   Subsequent to its purchase by the fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Municipal Bonds by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold such Municipal Bonds. In addition, to the extent the ratings change as a result of changes in such organizations, in their rating systems or because of a corporate restructuring of Moody's, S&P or any other NRSRO, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

   The fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or have the equivalent rating by any NRSRO or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or have the equivalent rating by any NRSRO, or deemed by the manager to be comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments. It should be emphasized that ratings are relative and subjective and are not absolute standards of quality.

   Although these ratings are initial criteria for selection of portfolio investments, the fund also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends. The value of debt securities varies inversely to changes in the direction of interest rates. When interest rates rise, the value of debt securities generally falls, and when interest rates fall, the value of debt securities generally rises.


   Low and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss because of default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.


   While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

   Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

   Municipal Bonds. Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

   The yield on Municipal Bonds is dependent on a variety of factors, including general economic and monetary conditions, general money market factors, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, maturity of the obligation offered and the rating of the issue.

   Municipal Bonds also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially and adversely affected.

   Municipal Leases. The fund may invest without limit in "municipal leases", which are obligations issued by state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for federal income tax purposes. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and
(g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

   The fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

   Private Activity Bonds. The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on Municipal Securities are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

   Zero Coupon Bonds. The fund may also invest in zero coupon bonds. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity on a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

   When-Issued Securities. The fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

   Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established on the fund's books. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income tax.

   When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

   Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.


   Temporary Investments. Under normal market conditions, the fund may hold up to 20% of its net assets in cash or money market instruments, including taxable money market instruments. When the fund is maintaining a defensive position, the fund may invest in short-term investments ("Temporary Investments") consisting of: (a) tax-exempt securities in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or the equivalent rating from an NRSRO or, if not rated, having an issue of outstanding Municipal Bonds rated within the three highest grades by Moody's, S&P or the equivalent rating from an NRSRO; and (b) the following taxable securities: obligations of the United States government, its agencies or instrumentalities ("U.S. government securities"), repurchase agreements, other debt securities rated within the three highest grades by Moody's, S&P or the equivalent rating from an NRSRO, commercial paper rated in the highest grade by any of such rating services, and certificates of deposit of domestic banks with assets of $1 billion or more. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund's net assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or shares of the fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions. For the fiscal year ended February 28, 2002, the fund did not invest in taxable Temporary Investments.


   Financial Futures and Options Transactions. To hedge against a decline in the value of Municipal Bonds it owns or an increase in the price of Municipal Bonds it proposes to purchase, the fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by the fund will be restricted to those that are either based on an index of Municipal Bonds or relate to debt securities the prices of which are anticipated by the manager to correlate with the prices of the Municipal Bonds owned or to be purchased by the fund.

   In entering into a financial futures contract, the fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

   A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option in the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the fund.

   Regulations of the Commodity Futures Trading Commission applicable to the fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the fund will not exceed 5% of the market value of its assets. In addition, the fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on a deposit for the contracts. The fund's ability to trade in financial futures contracts and options on financial futures contracts may be limited to some extent by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company that are described below under "Dividends, Distributions and Taxes."

   Although the fund intends to enter into financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade only if an active market exists for those instruments, no assurance can be given that an active market will exist for them at any particular time. If closing a futures position in anticipation of adverse price movements is not possible, the fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of the fund's investments being hedged, if any, may offset partially or completely losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract and, thus, provide an offset to losses on the futures contract or option on the futures contract. In addition, in light of the risk of an imperfect correlation between securities held by the fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by the fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. This "over hedging" or "under hedging" may adversely affect the fund's net investment results if market movements are not as anticipated when the hedge is established.

   If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

   Other Investments. The fund shall not invest more than 10% of its assets in securities, excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), that are determined to be illiquid by the manager. (An investment in Rule 144A Securities will be considered illiquid and therefore subject to the fund's limit on the purchase of illiquid securities unless the board or its delegates determines that the Rule 144A Securities are liquid.) Also, the fund may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments, which are not readily marketable. The fund also is authorized to borrow an amount of up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.


                            INVESTMENT RESTRICTIONS



   The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 8 cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy or (b) more than 50% of the fund's outstanding shares. The Board of Directors may change the remaining restrictions at any time. The fund may not:



      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.



      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.



      3. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.



      4. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.



      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.



      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.



      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.



      8. Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes.



The fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the fund's assets to be invested in municipal securities.

      9. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.



      10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.



      11. Invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets.)



      12. Invest in companies for the purpose of exercising control.



      13. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except for the purchase, to the extent permitted by Section 12 of the 1940 Act, of shares of registered unit investment trusts whose assets consist substantially of Municipal Bonds.



      14. Purchase or sell oil and gas interests.



      15. Engage in the purchase and sale of put, call, straddle or spread options or in writing of such options, except that the fund may purchase and sell options on interest rate futures contracts.



   Certain restrictions listed above permit the fund to engage in investment practices the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.



   For the purposes of Investment Restriction 3, private activity bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."


   RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL SECURITIES

Alternative Minimum Tax

   Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of, and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which fund assets may be invested.

   Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

   Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

   Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.


   Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the California legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Directors would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share.

   Education. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

   Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

   Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

   Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

   Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

   Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

                            PORTFOLIO TRANSACTIONS


   Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 2000, 2001 and 2002 fiscal years, the fund has paid no brokerage commissions.


   Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.


   The fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which SSB is a member, except to the extent permitted by the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The fund also may execute portfolio transactions through Salomon Smith Barney and its affiliates in accordance with rules promulgated by the SEC.


   While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

                              PORTFOLIO TURNOVER


   The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 2000, 2001 and 2002 fiscal years, the fund's portfolio turnover rates were 55%, 56% and 84%, respectively.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND



   Overall responsibility for management and supervision of the fund rests with the fund's board of directors. The directors approve all significant agreements between the portfolios and the companies that furnish services to the portfolios, including agreements with the fund's distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the fund are delegated to the manager.



   The names of the directors and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below.



                                                                                 Number of
                                                                                 Investment
                                                                                 Companies
                                      Term of                                     in Fund
                                     Office and                                   Complex
                         Position(s)   Length                                     Overseen
                          Held with   of Time       Principal Occupation(s)          by     Other Directorships
 Name, Address and Age      Fund      Served*         During Past 5 Years         Director   Held by Director
 ---------------------   ----------- ---------- -------------------------------- ---------- -------------------
NON-INTERESTED
 DIRECTORS
Herbert Barg............ Director    Since 1981 Retired                              16     None
1460 Drayton Lane
Wynnewood, PA 19096
Age 78

Dwight B. Crane......... Director    Since 1988 Professor--Harvard Business          23     None
Harvard Business School                         School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Burt N. Dorsett......... Director    Since 1994 President--Dorsett McCabe            11     None
201 East 62nd Street                            Capital Management, Inc.; Chief
Apt. 3C                                         Investment Officer--Leeb
New York, NY 10021                              Capital Management, Inc.
Age 71                                          1999-Present

Elliot S. Jaffe......... Director    Since 1994 Chairman of The Dress Barn, Inc.     11     Zweig Total Return
The Dress Barn Inc.                                                                         Fund;
Executive Office                                                                            Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 75

Stephen E. Kaufman...... Director    Since 1981 Attorney                             13     None
Stephen E. Kaufman PC
277 Park Avenue, 47th Fl
New York, NY 10172
Age 70

Joseph J. McCann........ Director    Since 1981 Retired                              11     None
200 Oak Park Place
Suite One
Pittsburgh, PA 15243
Age 71

Cornelius C. Rose, Jr... Director    Since 1994 Chief Executive Officer--            11     None
P.O. Box 5388                                   Performance Learning Systems
West Lebanon, NH 03784
Age 69

                                                                                 Number of
                                                                                 Investment
                                                                                 Companies
                                         Term of                                  in Fund
                                        Office and                                Complex
                          Position(s)     Length                                  Overseen
                           Held with     of Time      Principal Occupation(s)        by     Other Directorships
 Name, Address and Age       Fund        Served*        During Past 5 Years       Director   Held by Director
 ---------------------   -------------- ---------- ----------------------------- ---------- -------------------
INTERESTED DIRECTORS**
Alfred Bianchetti....... Director       Since 1988 Retired                           11     None
19 Circle End Drive
Ramsey, NJ 07446
Age 79

Heath B. McLendon....... Chairman       Since 1984 Managing Director of SSB;        74      None
SSB                                                President and Director of
125 Broad Street, 9th Fl                           SBFM and Travelers
New York, NY 10004                                 Investment Adviser, Inc.
Age 68                                             ("TIA"); Director of The
                                                   Travelers Investment
                                                   Management Company

Lewis E. Daidone........ Senior Vice    Since 1995 Managing Director of SSB;        N/A     N/A
SSB                      President and             Director and Senior Vice
125 Broad Street         Chief                     President of SBFM and TIA;
New York, NY 10004       Administrative            Chief Financial Officer and
Age 44                   Officer                   Treasurer of Smith Barney
                                                   Mutual Funds until April 30,
                                                   2001

Richard L. Peteka....... Chief          Since 2002 Chief Financial Officer and      N/A     None
SSB                      Financial                 Treasurer of certain Smith
125 Broad Street         Officer and               Barney Mutual Funds; Director
New York, NY 10004       Treasurer                 and Head of Internal Control
Age 40                                             for Citigroup Asset
                                                   Management U.S. Mutual Fund
                                                   Administration from 1999-
                                                   2002; Vice President, Head of
                                                   Mutual Fund Administration
                                                   and Treasurer at Oppenheimer
                                                   Capital from 1996-1999

Kaprel Ozsolak.......... Controller     Since 2002 Vice President of SSB            N/A     None
SSB
125 Broad Street
New York, NY 10004
Age 36

Christina T. Sydor...... Secretary      Since 1995 Managing Director of SSB;        N/A     None
SSB                                                General Counsel and Secretary
300 First Stamford Place                           of SBFM and TIA
Stamford, CT 06902
Age 51

Joseph Deane............ Vice President Since 1988 Managing Director of SSB;        N/A     None
SSB                      and                       Investment Officer of SBFM
333 West 34th Street     Investment
New York, NY 10001       Officer
Age 53

--------
* Each director and officer serves until his or her successor has been duly elected and qualified.
** Mr. Bianchetti and Mr. McLendon are directors who are "interested persons" of the fund as defined in the 1940 Act because Mr. Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr. McLendon is an officer of SBFM and its affiliates.

   The following table shows the compensation paid by the fund and other Smith Barney Mutual Funds to each director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its directors and officers. Salomon Smith Barney compensates officers of the trust.



                                      Total Pension or                   Number of Funds
                                         Retirement      Compensation       for Which
                          Aggregate   Benefits Accrued   from Company    Director Serves
                         Compensation    As part of    and Fund Complex      Within
     Name of Person       From Fund+   Fund Expenses   Paid to Directors  Fund Complex
     --------------      ------------ ---------------- ----------------- ---------------
Herbet Barg**...........    $6,100           $0            $114,000            16
Alfred Bianchetti*......     6,000            0              61,300            11
Martin Brody***.........     5,250            0             141,650            21
Dwight B. Crane**.......     4,500            0             143,550            23
Burt N. Dorsett**.......     6,000            0              61,300            11
Elliot S. Jaffe**.......     5,000            0              52,700            11
Stephen E. Kaufman**....     6,200            0             115,000            13
Joseph J. McCann**......     6,000            0              60,900            11
Heath B. McLendon*......         0            0                   0            74
Cornelius C. Rose, Jr.**     5,500            0              61,300            11

--------

*   Designates an "interested" director.


**  Designates member of Audit Committee.


*** Martin Brody became a director emeritus on December 31, 2001.



At the end of the year in which they attain age 80, directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors emeritus may attend meetings but have no voting rights. During the Company's last fiscal year, aggregate compensation paid to directors emeritus was $1,625.00.



   No officer, director or employee of SSB or any of its affiliates receives any compensation from the fund for serving as an officer of the fund or director of the fund. The fund pays each director who is not an officer, director or employee of SSB or any of its affiliates a fee of $2000 per annum plus $500 per in-person meeting or $100 per telephonic meeting. Each director emeritus who is not an officer, director or employee of SSB or its affiliates receives a fee of $1000 per annum plus $250 per in-person meeting or $50 per telephonic meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. For the most recent calendar year, the total aggregate reimbursement was $8,428.00.



   As of June 14, 2002, the directors and officers of the fund, as a group, owned less than 1% of the outstanding shares of the fund.



   To the best knowledge of the directors, as of June 14, 2002, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:





              Shareholder               Class     Shares Held
              -----------               ----- --------------------
              Mr. David J. Herensperger   Y   Owned 1,643,836.585
              96 Cascade Key                    83.1517% of shares
              Bellevue, WA 98006-1030

              Barry Baker..............   Y   Owned 342,584.603
              1852 Reisterstown Road            16.8177% of shares
              Suite 208
              Baltimore, MD 21208-1347

   For the calendar year ended December 31, 2001, the directors beneficially owned equity securities of the fund and all registered investment companies overseen by the directors within the dollar ranges presented in the table below:



                                                    Aggregate Dollar Range of Equity
                                                      Securities in All Registered
                                 Dollar Range of    Investment Companies Overseen by
                               Equity Securities in Director in Family of Investment
      Name of Director               the Fund                  Companies
      ----------------         -------------------- --------------------------------
Herbert Barg..................        None                       None
Alfred Bianchetti.............        None                       None
Dwight B. Crane...............        None                   Over $100,000
Burt N. Dorsett...............        None                   Over $100,000
Elliot S. Jaffe...............        None                       None
Stephen E. Kaufman............        None                       None
Joseph J. McCann..............        None                       None
Heath B. McLendon.............   $10,001-$50,000             Over $100,000
Cornelius C. Rose, Jr.........        None                   Over $100,000



   As of December 31, 2001, none of the directors who are not "interested persons" of the fund or of the manager ("Independent Directors"), or his or her immediate family members, owned beneficially or of record any securities in the manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.



   The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the fund, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.



   In accordance with its written charter adopted by the board of directors, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the board as to the selection of the independent auditors, reviews the methods, scope and result of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its manager and affiliates by the independent auditors. During the fund's most recent fiscal year, the Audit Committee met twice.



   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the board of directors. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES



Investment Adviser and Administrator--SBFM (Manager)



   SBFM serves as investment adviser to the fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") with the fund which was approved by the board of directors, including a majority of directors who are not "interested persons" of the fund or the manager. The manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn, is a wholly owned subsidiary of Citigroup, Inc. Subject to the supervision and direction of the fund's board of directors, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of May 31, 2002 of approximately $159 billion.



   As compensation for investment advisory services, the fund pays the manager a fee computed daily and payable monthly at the following annual rates of the fund's average daily net assets: 0.35% up to $500 million; 0.32% of the next $1.0 billion and 0.29% in excess of $1.5 billion. For the fiscal years ended February 29, 2000, February 28, 2001 and February 28, 2002, the fund incurred $10,576,937, $9,123,118 and $9,416,852 respectively, in investment advisory fees.



   The Manager also serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). SBFM pays the salary of all officers and employees who are employed by both it and the fund and bears all expenses in connection with the performance of its services. As administrator
SBFM: (a) assists in supervising all aspects of the fund's operations; b) supplies the fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, (c) internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; and (d) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.



   As compensation for administrative services rendered to the fund, the manager receives a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million; and 0.18% of the next $1.0 billion, and 0.16% in excess of $1.5 billion. For the fiscal years ended February 29, 2000, February 28, 2001 and February 28, 2002, the fund paid the manager $5,904,963, $5,102,414 and $5,264,471, respectively, in administration fees.



   The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of directors of the fund who are not officers, directors, shareholders or employees of Salomon Smith Barney or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of directors of the fund.

Code of Ethics



   Pursuant to Rule 17j-1 of the 1940 Act, the fund, the investment adviser and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's code of ethics is on file with the SEC.



Counsel



   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.



   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, serves as counsel to the directors who are not "interested persons" of the fund.



Auditors



   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017 have been selected to serve as auditors of the fund and to render an opinion on the fund's financial statements for the fiscal year ended February 28, 2003.





Custodian, Transfer Agent and Sub-Transfer Agents



   The fund has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian bank approved by the fund's directors. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts, 02110.



   Travelers Bank & Trust, fsb. (formerly known as Citi Fiduciary Trust Company) (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.



   PFPC Global Fund Services ("PFPC" or "sub-transfer agent"), located at Exchange Place, Boston, Massachusetts 02109, serves as the fund's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.



   The fund has also engaged the services of Primerica Shareholder Services as a sub-transfer agent for PFS Accounts ("Primerica Shareholder Services" or "sub-transfer agent"). Primerica Shareholders Services is located at P.O. Box 9662, Providence, RI 02940-9662.

Distributors



   SSB, located at 388 Greenwich Street, New York, New York 10013 and PFS Distributors serve as the fund's co-distributors pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement"), which was last approved by the fund's board of directors, including a majority of the independent directors, on July 18, 2001. Prior to and up to June 5, 2000, CFBDS, Inc. served as the fund's distributor.



   Each distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act"). From time to time, each distributor, or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives who sell shares of the fund.



   SSB has entered into a selling agreement with PFS Distributors and PFS Distributors has entered into an agreement with PFS Investments Inc. ("PFS Investments") giving PFS Investments the right to sell shares of the fund on behalf of the distributor. The distributor's obligation is an agency or "best efforts" arrangement under which the distributor is required to take and pay only for such shares of each portfolio as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The Distribution Agreement is renewable from year to year if approved (a) by the directors or by a vote of a majority of the fund's outstanding voting securities, and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that either party may terminate it without penalty on 60 days' written notice.



Initial Sales Charges



   The aggregate dollar amount of commissions on Class A, Class L and Class 1 shares received by SSB were as follows:



  Class A Shares (paid to SSB)



              For the fiscal year ended February 28:
                 2002................................. $2,155,000
                 2001*................................ $1,741,000

--------

* portion paid to CFBDS



  Class A Shares (paid to PFS Distributors and/or PFS Investors)



               For the fiscal year ended February 28:
                  2002................................. $684,461
                  2001................................. $289,350



  Class L Shares (paid to SSB)



               For the fiscal year ended February 28:
                  2002................................. $353,000
                  2001*................................ $153,000

--------

* portion paid to CFBDS

  Class 1 Shares (paid to SSB)



                For the fiscal year ended February 28:
                   2002............................... $ 104,000
                   2001............................... $ 103,000



Deferred Sales Charge



  Class A Shares (paid to SSB)



                For the fiscal year ended February 28:
                   2002............................... $ 14,000
                   2001............................... $ 11,000



  Class B Shares (paid to SSB)



               For the fiscal year ended February 28:
                  2002............................... $  663,000
                  2001............................... $1,277,000



  Class B Shares (paid to PFS Distributors and/or PFS Investors)



                 For the fiscal year ended February 28:
                    2002............................... $55,124
                    2001............................... $48,422



  Class L Shares (paid to SSB)



                For the fiscal year ended February 28:
                   2002............................... $ 31,000
                   2001............................... $ 17,000



  Class 1 Shares (paid to PFS Distributors and/or PFS Investors)



                For the fiscal year ended February 28:
                   2002............................... $126,656
                   2001............................... $103,152



   When the investor makes payment before the settlement date, unless otherwise noted by the investor, the payment will be held as a free credit balance in the investor's brokerage account and SSB may benefit from the temporary use of the funds. The fund's board of directors has been advised of the benefits to SSB resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory and Distribution Agreements for continuance.



   Distribution Arrangements. To compensate each distributor for the service it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The only Classes of shares being offered for sale through PFS Distributors are Class A shares and Class B shares. Under the Plan, SSB is paid a fee with respect to shares of each portfolio sold through SSB and PFS Distributors is paid a fee with respect to shares of each portfolio sold through PFS Distributors. Under the Plan, the fund pays SSB or PFS Distributors (who pays its Registered Representative), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. The service fee is primarily used to pay SSB Financial Consultants (and PFS Investment Representatives) for servicing shareholder accounts. In addition, the fund pays SSB a distribution fee with respect to Class B and Class L shares (and pays PFS Distributors with respect to Class A and B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of SSB Financial Consultants, PFS Investment Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of SSB and PFS Distributors associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.55%, respectively, of the value of the fund's average net assets attributable to the shares of each Class.



   Under its terms, each Plan continues from year to year, provided such continuance is approved annually by vote of the board of directors, including a majority of the independent directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the directors and independent directors in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the independent directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plans, SSB and PFS Distributors will provide the fund's board of directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.



   Payments under each Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by SSB or PFS Distributors and the payments may exceed distribution expenses actually incurred. The fund's board of directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by SSB and PFS Distributors, amounts received under the Plan and proceeds of the deferred sales charges.



Service Fees and Distribution Fees



   The following service and distribution fees were incurred pursuant to a distribution plan during the fiscal years indicated:



  Class A Shares




               For the fiscal year ended February 28:
                  2002............................... $3,057,867
                  2001............................... $2,889,938
                  2000............................... $3,264,176





  Class B Shares




               For the fiscal year ended February 28:
                  2002............................... $4,775,054
                  2001............................... $5,318,523
                  2000............................... $6,863,675

  Class L Shares




               For the fiscal year ended February 28:
                  2002............................... $1,217,823
                  2001............................... $  997,062
                  2000............................... $1,199,500





   Each of PFS Distributors and SSB will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by SSB are distribution expenses within the meaning of the Plan and may be paid from amounts received by SSB from the fund under the Plan.



   SSB and/or PFS Distributors incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to SSB Financial Consultants or PFS Investments Registered Representatives and for accruals for interest on the excess of SSB and/or PFS expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charges received by SSB and/or PFS Distributors are expressed in the following table:



                                Financial
                                Consultant    Branch    Advertising Printing  Interest
Fiscal Year Ended February 28: Compensation  Expenses    Expenses   Expenses  Expenses
------------------------------ ------------ ----------- ----------- -------- ----------
               2002...........  $4,576,163   $8,354,961 $1,073,895  $49,652  $1,123,547








   The only classes of shares being offered for sale through PFS Distributors is Class 1 shares, Class A shares and Class B shares. Pursuant to the Plan (described above), PFS Distributors is paid an annual service fee with respect to Class A and Class B shares of the fund sold through PFS Distributors at the annual rate of 0.25% of the average daily net assets of the respective class. PFS Distributors is also paid an annual distribution fee with respect to Class B shares at the annual rate of 0.75% of the average daily net assets attributable to that Class. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. Class 1 shares do not have a service fee. The fees are paid to PFS Distributors, which in turn, pays PFS Investments Inc. ("PFS Investments") to pay its PFS Investments Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of PFS Investments Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses.



   The payments to PFS Investments Registered Representatives for selling shares of a class include a commission or fee paid by the investor or PFS at the time of sale and, with respect to Class A and Class B shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that class. PFS Investments Registered Representatives may receive different levels of compensation for selling different classes of shares.



   PFS Investments may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives who sell shares of the fund.

                              PURCHASE OF SHARES

Sales Charge Alternatives


   The following Classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.


   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                  Dealers'
                      Sales Charge as a % Sales Charge as a % Reallowance as %
 Amount of Investment   of Transaction    of Amount Invested  of Offering Price
 -------------------- ------------------- ------------------- -----------------
  Less than $25,000..        4.00%               4.17%              3.60%
  $ 5,000 - 49,999...        3.50                3.63               3.15
   50,000 - 99,999...        3.00                3.09               2.70
  100,000 - 249,999..        2.50                2.56               2.25
  250,000 - 499,999..        1.50                1.52               1.35
  500,000 and over...          *                   *                  *

--------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to SSB, which compensates SSB Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares-Deferred Sales Charge Alternatives" and "Purchase of Shares-Waivers of Deferred Sales Charge."


   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act of 1933. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Purchases of Class 1 Shares. Class 1 shares are offered only through PFS Accounts, and only to Eligible Class 1 Purchasers, at the next determined net asset value plus a sales charge, as set forth below.

                                           As % of   As % of    Reallowed to
                                          Net Amount Offering  PFS (as a % of
 Size of Investment                        Invested   Price   Offering Price)*
 ------------------                       ---------- -------- ----------------
 Less than $100,000......................    4.99%     4.75%        4.25%
 $  100,000 but less than $  250,000.....    3.90%     3.75%        3.25%
 $  250,000 but less than $  500,000.....    3.09%     3.00%        2.50%
 $  500,000 but less than $1,000,000.....    2.04%     2.00%        1.60%
 $1,000,000 but less than $2,500,000.....    1.01%     1.00%        0.75%
 $2,500,000 but less than $5,000,000.....    0.50%     0.50%        0.40%
 $5,000,000 or more......................    0.25%     0.25%        0.20%

--------
* Additionally, PFS Distributors, Inc. pays to PFS Investments a promotional fee calculated as a percentage of the sales charge reallowed to PFS. The percentage used in the calculation is 3%.

   Class 1 shares may be purchased at net asset value by the Primerica Plan for Eligible Class 1 Purchasers participating in the Primerica Plan, subject to the provisions of ERISA. Shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class 1 Shares are also offered at net asset value to accounts opened for shareholders by PFS Investments

Registered Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Distributor, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Trust and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account. Shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time. PFS may pay PFS Investment Registered Representatives through whom purchases are made at net asset value an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than the Distributor. Contact the Sub-Transfer Agent at (800) 544-5445 for further information and appropriate forms.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2003 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.


   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

General


   Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L, Class 1 or Class Y shares. A Service Agent may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services ("PFPC" or "Primerica Shareholder Services" each, a "sub-transfer agent") are not subject to a maintenance fee.



   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including SSB, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by SSB, and Directors/Trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by PFPC. Share certificates are issued only upon a shareholder's written request to PFPC. It is not recommended that the fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.



   Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Service Agent purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.



   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Shareholders can invest at least $25 on a monthly basis or at least $50 on a quarterly basis (not available to PFS Accounts) to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by SSB or the sub-transfer agent. The Systematic Investment Plan also authorizes SSB to apply cash held in the shareholder's SSB brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or your Service Agent.


Sales Charge Waivers and Reductions


   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed SSB Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with SSB), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by SSB; and (g) purchases by investors participating in a SSB fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


   Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your Service Agent or the transfer agent to obtain a Letter of Intent application.



   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a SSB Financial Consultant or the applicable sub-transfer agent for further information.


Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares were purchased without an initial sales charge but subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

           Year Since Purchase Payment Was Made Deferred sales charge
           ------------------------------------ ---------------------
                   First.......................         4.50%
                   Second......................         4.00
                   Third.......................         3.00
                   Fourth......................         2.00
                   Fifth.......................         1.00
                   Sixth and thereafter........         0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


   In determining the applicability of any deferred sales charge, it will be assumed that redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to SSB.


   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.


   Deferred sales charge waivers will be granted subject to confirmation (by SSB in the case of shareholders who are also SSB clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.


Volume Discounts

   The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

                            PFS INVESTMENT ACCOUNTS



   The fund offers three Classes of shares to investors purchasing through PFS
Investments: Class A shares, Class B shares and Class 1 shares.



   Initial purchase of shares of the fund must be made through a PFS Investments Registered Representative by completing the appropriate application found in the prospectus. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.


   Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. A shareholder that has insufficient funds to complete any purchase will be charged a fee of up to $30 per returned purchase by Primerica Shareholder Services.


   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts. Subsequent investments of at least $50 may be made for each Class. For the fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including SSB, directors or trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.


   Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact the Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

   Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. A shareholder that has insufficient funds to complete the transfer will be charged a fee of up to $30 by Primerica Shareholder Services. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to $30 by Primerica Shareholder Services. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the ACH. Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.


   An account transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each account transcript requested. Additional copies of tax forms are available at the shareholder's request for a $10 fee for each tax form.


   Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

                       DETERMINATION OF NET ASSET VALUE


   Each Class's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the fund in valuing its assets.


   Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Board of Directors. A security that is primarily traded on a domestic or foreign exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean between the bid and asked price. Over-the-counter securities are valued at the mean between the bid and asked price. If market quotations for those securities are not readily available, they are valued at fair value, as determined in good faith by the fund's Board of Directors. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.


   U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's board of directors.



   Short-term investments maturing in 60 days or less are valued at amortized cost whenever the board of directors determines that amortized cost reflects fair value of those investments. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.



   All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's board of directors.


Determination of Public Offering Price

   The fund offers its shares to the public on a continuous basis. The public offering price per Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The method of computing the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

                              VALUATION OF SHARES



   The net asset value per share of the fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.



   Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.



   In determining the market value of portfolio investments, the fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of the fund under the general supervision and responsibility of the board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.



   If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the board. In addition, the board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.



   In carrying out valuation policies adopted by the fund's board of directors for the fund, the administrator, may consult with an independent pricing service (the "Pricing Service") retained by the trust. Debt securities of domestic issuers (other than U.S. government securities and short-term investments), including Municipal Obligations, are valued by the manager after consultation with the Pricing Service. U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the trust's board of trustees. With respect to other securities held by the fund, when, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments, for which no readily obtainable market quotations are available, in the judgment of the Pricing Service, are carried at fair value as determined by the Pricing Service. The officers of the fund under the general supervision and responsibility of the board of directors review the procedures of the Pricing Service periodically.

                             REDEMPTION OF SHARES

   The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from SSB, or if the shareholder's account is not with SSB, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a SSB brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and SSB will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.



Salomon Smith Barney Accounts



   Shares held by SSB as custodian must be redeemed by submitting a written request to a SSB Financial Consultant. Shares other than those held by SSB as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:


      Smith Barney Managed Municipals Fund Inc.

      Class A, B, L, Y or 1 (please specify)

      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence, Rhode Island 02940-9699

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.





   Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a fund.)

   Redemptions. Redemption requests of up to $10,000 of any class or classes of shares of a fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

   Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

  PFS Investments Accounts

   Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to a sub-transfer agent, Primerica Shareholder Services, at P.O. Box 105033, Atlanta, Georgia 30348-5033. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 45 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern standard time to obtain the proper forms.


   A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 45 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 9:00 a.m. and 6:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

   A shareholder may utilize Primerica Shareholder Services FAX to redeem the shareholder's account as long as a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to Primerica Shareholder Services at (800) 554-2374. Facsimile redemptions may not be available if the shareholder cannot reach Primerica Shareholder Services by FAX, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above. Facsimile redemptions received by Primerica Shareholder Services prior to 4:00 p.m. Eastern time on a regular business day will be processed at the net asset value per share determined that day.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the ACH. Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

  Distributions in Kind


   If the fund's board of directors determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.


Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly.

Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.


   The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between Classes of a fund.


   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Service Agent. Withdrawal Plans should be set up with a Service Agent. A shareholder who purchases shares directly through the Transfer Agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the Transfer Agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawals. For additional information, shareholders should contact a Service Agent.



                              EXCHANGE PRIVILEGE

   Shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney mutual funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

   Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

   Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

   Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


   Additional Information Regarding Exchanges. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.



   During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.


   Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemptions and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividends, Distributions and Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

   The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.


   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the portfolio being acquired. SSB and PFS reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders. As stated in the prospectus for shares distributed through PFS, the exchange privilege is limited.


Additional Information Regarding Telephone Redemption and Exchange Program

   Neither the fund nor its agents will be liable for instructions communicated by telephone that are reasonably believed to be genuine. The fund or its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

                               PERFORMANCE DATA

   From time to time, the Company may advertise the Fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

   From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may be included in the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield and Equivalent Taxable Yield

   A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           YIELD =2 [(a-b +1)/6/-1]
                                                           cd

Where: a   =   dividends and interest earned during the period.
       b   =   expenses accrued for the period (net of reimbursement).
       c   =   the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d   =   the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   The fund's equivalent taxable 30-day yield for a Class of shares is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.
The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates the fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield for each Class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

   The fund's yield for Class A, Class B, Class L, Class Y and Class 1 shares for the 28-day period ended February 28, 2002 was:



                    Class of Shares                   Yield
                    ---------------                   -----
                    Class A.......................... 4.59%
                    Class B.......................... 4.27%
                    Class L.......................... 4.17%
                    Class Y.......................... 4.95%
                    Class 1.......................... 4.44%



   The equivalent taxable yield for Class A, Class B, Class L, Class Y and Class 1 shares for that same period, assuming the payment of Federal income taxes at a rate of 38.6%, was:



                Class of Shares                   Taxable Yield
                ---------------                   -------------
                Class A..........................     7.48%
                Class B..........................     6.95%
                Class L..........................     6.79%
                Class Y..........................     8.06%
                Class 1..........................     7.23%


Average Annual Total Return

   "Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P (1 + T)n = ERV

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return.
       N   =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.


                Average Annual Total Return for the fiscal year
                     ended February 28, 2002
                ----------------------------------------------
                                                    Since
Class of Shares 1-Year     5-Year     10-Year    Inception/1/
--------------- ------     ------     -------    -----------
  Class A/2/...  2.02%      5.13%      7.02%        9.62%
  Class B/3/...  1.22%      5.29%       n/a         6.81%
  Class L/4/...  3.61%      5.18%       n/a         7.23%
  Class Y/5/...  6.47%      6.22%       n/a         6.59%
  Class 1/6/...  1.15%       n/a        n/a         4.48%

--------
/1/ Class A, B, L, Y and 1 shares commenced operations on March 4, 1981, November 6, 1992, November 9, 1994, April 4, 1995 and September 12, 2000, respectively.

/2/ The average annual total return figure assumes that the maximum 4.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares would have been 6.29%, 5.99%, 7.45% and 9.84% for those same periods.

/3/ The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares would have been 5.72%, 5.46% and 6.81%, for those same periods.


/4/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges have not been deducted, the average annual total return for Class L shares would have been 5.68%, 5.40% and 7.37% for those same periods.

/5/  Class Y Shares do not incur sales charges or deferred sales charges.

/6/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges have not been deducted, the average annual total return for Class 1 shares would have been 6.17% for the same period.


Aggregate Total Return

   "Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:

                                     ERV-P
                                       P

Where: P   =   a hypothetical initial payment of $10,000.
       ERV =   Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.


                                        Aggregate Annual Total Return for the fiscal
                                          year ended February 28, 2002
                                        -------------------------------------------
                                                                          Since
      Class of Shares                   1-Year    5-Year    10-Year    Inception/1/
      ---------------                   ------    ------    -------    -----------
      Class A/2/.......................  2.02%    28.44%     97.01%      587.60%
      Class B/3/.......................  1.22%    29.42%       n/a        84.77%
      Class L/4/.......................  3.61%    28.75%       n/a        66.51%
      Class Y/5/.......................  6.47%    35.22%       n/a        55.36%
      Class 1/6/.......................  1.15%      n/a        n/a         6.63%

--------
/1/ Class A, B, L, Y and 1 shares commenced operations on March 4, 1981, November 6, 1992, November 9, 1994, April 4, 1995 and September 12, 2000, respectively.

/2/ The average annual total return figure assumes that the maximum applicable sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares would have been 6.29%, 33.79%, 105.21% and 616.39%, for the same periods.


/3/ The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares would have been 5.72%, 30.42% and 84.77% for the same periods.


/4/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class L shares would have been 5.68%, 30.07% and 68.14% for the same periods.

/5/  Class Y Shares do not incur sales charges or deferred sales charges.

/6/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class 1 shares would have been 6.17% for the same period.



After-Tax Return



   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:



Average Annual Total Return (After Taxes on Distributions)



                               P(1 + T)n = ATVD



Where: P    =   a hypothetical initial payment of $1,000.
       T    =   average annual total return (after taxes on distributions).
       n    =   number of years.
       ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the
                1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.



Average Annual Total Return (After Taxes on Distributions and Redemptions)



                               P(1 + T)n = ATVDR



Where: P     =   a hypothetical initial payment of $1,000.
       T     =   average annual total return (after taxes on distributions and redemption).
       n     =   number of years.
       ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the
                 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.


   Performance will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered as representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   Dividends and Distributions. The fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

   The per share amounts of the exempt-interest dividends on Class B and Class L shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, L and Y).

   Taxes. The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state and local consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The fund and its investments

   As described in the fund's prospectus, the fund is designed to provide shareholders with current income which is excluded from gross income for federal income tax purposes. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

   The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the fund will not be subject to United States federal income tax on its investment company taxable income (i.e., taxable income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) and on its net realized capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least the sum of 90% of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute.

   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


   The fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.


   On February 28, 2002, the unused capital loss carryovers of the fund were approximately $60,102,000. For federal income tax purposes, these amounts are available to be applied against future realized capital gains, if any. The carryovers expire as follows:



                                     February 29, February 28,
                                         2008         2009
                                     ------------ ------------
                 Carryforward Amount $26,183,000  $33,919,000

Taxation of Shareholders


   Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the fund which represents income derived from certain private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of the fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of the fund's dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal "excess net passive income" tax.



   The fund does not expect to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.


   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

   If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.


   Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, 30% of dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends and distributions made by the fund to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded from gross income for federal income purposes and the dollar amount of dividends subject to federal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

   The foregoing is only a summary of certain material federal tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular federal income tax consequences to them of an investment in the fund, as well as with respect to the state and local tax consequences to them of an investment in the fund.

                            ADDITIONAL INFORMATION

   The fund was incorporated under the laws of the State of Maryland on September 16, 1980, and is registered with the SEC as a diversified, open-end management investment company.

   Each Class of the fund's shares represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allowable exclusively to each Class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class.


   The fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the reporting period. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Service Agent or the transfer agent.


   The fund was incorporated on September 16, 1980 under the name Shearson Managed Municipals Inc. On December 15, 1988, November 6, 1992, July 30, 1993 and October 14, 1994, the fund's name was changed to

SLH Managed Municipals Fund Inc., Shearson Lehman Brothers Managed Municipals Fund Inc., Smith Barney Shearson Managed Municipals Fund Inc. and Smith Barney Managed Municipals Fund Inc., respectively.

                             FINANCIAL STATEMENTS


   The fund's annual report for the fiscal year ended February 28, 2002 is incorporated herein by reference in its entirety. The annual report was filed on May 7, 2002, Accession Number 950130-02-003381.


                               OTHER INFORMATION




   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.



   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.



   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.



   Classic Series--our portfolio manager driven funds


   Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.



   Premier Selections Series--our best ideas, concentrated funds


   We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.



   Research Series--driven by exhaustive fundamental securities analysis


   Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.



   Style Pure Series--our solution to funds that stray


   Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A

   Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

   S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

   Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

                                      AAA

   Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

   General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

   Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

                                      AA

   High Grade--The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA'' have the second strongest capacity for payment of debt service.

                                       A

   Good Grade--Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

   General Obligation Bonds--There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

   Revenue Bonds--Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                      BBB

   Medium Grade--Of the investment grade ratings, this is the lowest.

   General Obligation Bonds--Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

   Revenue Bonds--Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                               BB, B, CCC and CC

   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

   The rating C is reserved for income bonds on which no interest is being paid.

                                       D

   Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

   Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

                                      Aaa

   Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

   Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

   Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      Ba

   Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

   Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                                      Ca

   Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

                                       C

   Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

   The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-" or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                   SMITH BARNEY MANAGED MUNICIPALS FUND INC.

                                                           Statement of
                                                          Additional Information




                                                           June 28, 2002


Smith Barney Managed Municipals Fund Inc.
125 Broad Street
New York, NY 10004

                                                     [LOGO] SALOMON SMITH BARNEY
                                                           A Member of Citigroup

Part A. Prospectus dated June 28, 2002

Part B. Statement of Additional Information dated June 28, 2002

Part C. Other Information

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrant's Registration Statement on Form N-1A (the "Registration Statement") as filed with the SEC on September 26, 1980 (File Nos. 2-69308 and 811-3097).

(a)(1) Articles of Amendment to the Articles of Incorporation dated July 30, 1993, are incorporated by reference to Post-Effective Amendment No. 25 filed on February 25, 1994 ("Post-Effective Amendment No. 25").

(a)(2) Form of Amendment to Articles of Incorporation, Form of Articles Supplementary, Form of Amendment and Articles of Correction dated October 14, 1994, are incorporated by reference to Post-Effective Amendment No. 27 filed on November 7, 1994 ("Post-Effective Amendment No. 27").

(a)(3) Articles of Amendment dated June 1, 1998 to the Articles of Incorporation is incorporated by reference to Post-Effective Amendment No. 33 filed on April 28, 1999 ("Post-Effective Amendment No. 33")

(a)(4) Articles Supplementary dated July 12, 2000 are incorporated by reference to Post-Effective Amendment No.36 filed on August 16, 2000 ("Post-Effective Amendment No.36")

(b)(1) Registrant's By-Laws are incorporated by reference to Post-Effective Amendment No. 3 as filed on June 17, 1982

(2) Amendments to Registrant's By-Laws are incorporated by reference to Post-Effective Amendment No. 12, as filed on April 29, 1988.

(c) Registrant's form of stock certificate is incorporated by reference to Post-Effective Amendment No. 22 filed on October 23, 1992 ("Post-Effective Amendment No. 22").

(d) (1) Investment Advisory Agreement dated July 30, 1993 between the Registrant and Greenwich Street Advisors is incorporated by reference to Post-Effective Amendment No. 25.

(d) (2) Form of Transfer of Investment Advisory Agreement dated as of November 7, 1994 among Registrant, Mutual Management Corp. and Smith Barney Mutual Funds Management Inc. is incorporated by reference to Post-Effective Amendment No. 28.

(e) (1) Distribution Agreement between the Registrant and Smith Barney Shearson Inc. dated July 30, 1993, is incorporated by reference to Post-Effective Amendment No. 25.

(e) (2) Form of Distribution Agreement between Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 33.

(e) (3) Form of Distribution Agreement between Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 35 filed on June 27, 2000 ("Post-Effective Amendment No. 35").

(e) (4) Form of Distribution Agreement with PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 36.


(f)     Not applicable.

(g) (1) Form of Custody Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Post-Effective Amendment No. 29 filed on February 27, 1996 ("Post-Effective Amendment No. 29").

(g) (2) Form of Master Custodian Agreement between the Registrant and State Street Bank and Trust Company is filed herein.

(h) (1) Administration Agreement dated April 20, 1994, between the Registrant and Smith, Barney Advisers, Inc., is incorporated by reference to Post-Effective Amendment No. 27.

(h) (2) Transfer Agency Agreement dated August 2, 1993 between the Registrant and The Shareholder Services Group, Inc., is incorporated by reference to Post-Effective Amendment No. 25.

(h)(3) Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 35.

(h)(4) Sub-Transfer Agency Agreement dated October 1, 1999 between Citi Fiduciary Trust Company ( f/k/a Smith Barney Private Trust Company) and First Data Investor Services Group, Inc. is incorporated by reference to Post-Effective Amendment No.36.

(h)(5) Sub-transfer Agency Agreement with Primerica Shareholder Services is incorporated by reference to the Post-Effective Amendment No. 37 filed on June 28, 2001.

(i) Opinion of Counsel as to the legality of securities is incorporated by reference to the Post-Effective Amendment No. 17 filed on April 29, 1990 and Post-Effective Amendment No. 22.

(j)    Auditor's Consent is filed herein.

(k)    Not applicable.

(l)    Not applicable.

(m)(1) Amended Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 27.

(m)(2) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 33.

(n)    Not applicable.

(o)(1) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 16.

(o)(2) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 32 dated June 26, 1998.

(p) Code of Ethics - North America is incorporated by reference to Post-Effective Amendment No. 35.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          None.

Item 25.  Indemnification.

The response to this item is incorporated by reference to Post-Effective Amendment No. 22.

Item 26.  Business and Other Connections of Investment Adviser


Investment Adviser - - Smith Barney Fund Management LLC ("SBFM") SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware Limited Liability Company in 1999.

SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. which in turn is a wholly owned subsidiary of Citigroup Inc. SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).


Item 27.  Principal Underwriters

     (a) Salomon Smith Barney Inc., the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. Salomon Smith Barney Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

     Salomon Smith Barney Inc. is also the distributor for the following funds:
Salomon Brothers New York Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund, Salomon Brothers Mid Cap Fund, Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Managed Municipals Portfolio II Inc., Municipal High Income Fund Inc., Travelers Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., SSB Citi Funds, Inc. - The Humane Equity Fund Inc., Salomon Brothers Opportunity Fund, Salomon Brothers 2008 Worldwide Income Fund, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc.,

The Emerging Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds, Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Municipals Fund Inc., and Smith Barney Money Funds, Inc.

         (b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney Inc. is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

         The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c)      Not applicable.

Item 28.      Location of Accountants and Records


(1)      With respect to the Registrant, Investment Advisor and Administrator:

         Smith Barney Managed Municipals Fund Inc.
         125 Broad Street
         New York, New York 10004

         Smith Barney Fund Management LLC
         333 West 34th Street

            New York, New York 10001


(2)         With respect to the Registrant's Transfer Agent
            Travelers Bank & Trust, fsb
            125 Broad Street
            New York, New York 10004

(3)         With respect to the Registrant's Custodian
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110

(4)         With respect to the Registrant's Sub-Transfer Agents
            PFPC Global Fund Services.
            P.O. Box 9699
            Providence, Rhode Island  02940

            Primerica Shareholder Services
            P.O. Box 9662
            Providence, Rhode Island 02940

(6)         With respect to the Registrant's Co-Distributors:
            Salomon Smith Barney Inc.
            388 Greenwich Street
            New York, New York  10013

            PFS Distributors, Inc.
            P.O. Box 9699
            Providence, Rhode Island 02940



Item 29.       Management Services

            Not Applicable.

Item 30.       Undertakings

            None.


SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, SMITH BARNEY MANAGED MUNICIPALS FUND INC., certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b)under the 1933 Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and State of New York as of the 26th day of June, 2002.

                         SMITH BARNEY MANAGED MUNICIPALS FUND INC.

                                 /s/ Heath B. McLendon
                                 Heath B. McLendon,
                                 Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Heath B. McLendon
Heath B. McLendon                Chairman of the Board           June 26, 2002
                                 (Chief Executive Officer)

/s/ Lewis E. Daidone*
Lewis E. Daidone                 Treasurer                       June 26, 2002
                                 (Chief Financial and
                                 Accounting Officer)

/s/ Herbert Barg*
Herbert Barg                     Director                        June 26, 2002



/s/ Alfred Bianchetti*
Alfred J. Bianchetti             Director                        June 26, 2002


/s/ Martin Brody*
Martin Brody                     Director                        June 26, 2002


/s/ Dwight B. Crane*
Dwight B. Crane                  Director                        June 26, 2002


/s/ Burt N. Dorsett *

Burt N. Dorsett                        Director                   June 26, 2002

/s/ Elliot S. Jaffe *
Elliot S. Jaffe                        Director                   June 26, 2002


/s/ Stephen E. Kaufman *
Stephen E. Kaufman                     Director                   June 26, 2002


/s/ Joseph J. McCann *
Joseph J. McCann                       Director                   June 26, 2002


/s/ Cornelius C. Rose, Jr. *
Cornelius C. Rose, Jr.                 Director                   June 26, 2002


Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to the power of attorney.

/s/ Heath B. McLendon
Heath B. McLendon


We, the undersigned, hereby severally constitute and appoint Heath B. McLendon, Christina T. Sydor, Lewis E. Daidone and Michael Kocur and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our hands and in the capacities indicated below, any and all Registration Statements on behalf of the Smith Barney Managed Municipals Fund Inc. including any and all Amendments thereto and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.



Signature:
Title:
Date:

/s/ Heath B. McLendon
Heath B. McLendon
Chairman of the Board
(Chief Executive Officer)
October 23, 2001


/s/ Lewis E. Daidone
Lewis E. Daidone
Senior Vice President and Treasurer
(Chief Financial and Accounting Officer)
October 23, 2001


/s/ Herbert Barg
Herbert Barg
Director
October 23, 2001


/s/ Alfred J. Bianchetti
Alfred J. Bianchetti
Director
October 23, 2001


/s/ Martin Brody
Martin Brody
Director
October 23, 2001


/s/ Dwight B. Crane
Dwight B. Crane
Director
October 23, 2001


/s/ Burt N. Dorsett
Burt N. Dorsett
Director
October 23, 2001


/s/ Elliot S. Jaffe

Elliot S. Jaffe
Director
October 23, 2001


/s/ Stephen E. Kaufman
Stephen E. Kaufman
Director
October 23, 2001


/s/ Joseph J. McCann
Joseph J. McCann
Director
October 23, 2001


/s/ Cornelius C. Rose, Jr.
Cornelius C. Rose, Jr.
Director
October 23, 2001

Exhibit Index

Exhibit No.   Exhibit

(g)(2)  Master Custodian Agreement with State Street Bank & Trust Company

(j)     Consent of KPMG